Exhibit (23) under Form N-1A
                                             Exhibit (j) under Item 601/Reg. S-K



INDEPENDENT AUDITORS' CONSENT



We consent to the use in Post-Effective Amendment No. 72 to Registration Statement No. 2-33490 of Federated Fund for U.S. Government Securities, Inc., of our report dated May 11, 2001 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.



Boston, Massachusetts
May 28, 2001